UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2006

Alamosa (Delaware), Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-15657	75-2843707
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, VA	20191
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

On April 17, 2006, the Audit Committee of the Board of Directors of Sprint Nextel Corporation (‘‘Sprint Nextel’’) determined that PricewaterhouseCoopers LLP (‘‘PwC’’), the independent registered public accounting firm for Alamosa (Delaware), Inc. (‘‘Alamosa’’), would be replaced by Sprint Nextel’s independent registered public accounting firm, KPMG LLP (‘‘KPMG’’), as the independent registered public accounting firm for Alamosa for the year ending December 31, 2006. This action dismisses PwC as Alamosa’s independent registered public accounting firm for the year ending December 31, 2006. PwC was notified of this decision on April 17, 2006. Alamosa is an indirect subsidiary of Sprint Nextel and has the right to market and provide wireless products and services using the Sprint Nextel brand name in a defined territory.

PwC's reports on Alamosa's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2005 and 2004 and through April 17, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. None of the ‘‘reportable events’’ described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2005 and 2004 and through April 17, 2006.

Alamosa has requested PwC to furnish Alamosa with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter, dated April 21, 2006, is attached as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2004 and 2005 and through April 17, 2006, neither Alamosa nor anyone acting on its behalf consulted KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alamosa's consolidated financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a ‘‘reportable event’’ as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

16. Letter to the Securities and Exchange Commission from PwC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALAMOSA (DELAWARE), INC.

Date: April 21, 2006	By: /s/ Michael T. Hyde Michael T. Hyde, Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

16. Letter to the Securities and Exchange Commission from PwC.